UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2010

Annual Report

Western Asset Global High Income Fund Inc.

(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Statement of cash flows	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	37

Additional information	38

Annual chief executive officer and chief financial officer certifications	43

Dividend reinvestment plan	44

Important tax information	46

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•      Fund prices and performance,

•      Market insights and commentaries from our portfolio managers, and

•      A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the twelve-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The twelve-month period ended May 31, 2010 was largely characterized by a return to more normal conditions and generally robust investor risk appetite. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount

IV	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

While somewhat overshadowed by a “flight to quality” in May 2010, investor demand for riskier and higher-yielding fixed-income securities was strong for the majority of the reporting period. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation, rebounding corporate profits and a rapidly rising stock market. However, in May, the sovereign debt crisis in Greece then triggered increased volatility in the global financial markets, causing the spread sectors (non-Treasuries) to give back some of their earlier gains.

Both short- and long-term Treasury yields fluctuated during the reporting period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.92% and 3.47%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.42% and 4.01%, and falling as low as 0.67% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. The overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexvi, returned 8.42% for the twelve months ended May 31, 2010.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all but the last month of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 28.79% for the twelve months ended May 31, 2010.

Emerging market debt prices rallied sharply, also posting positive returns each month during the period, except for May 2010. This rally was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and generally strong investor risk appetite. Over the twelve months ended May 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 17.10%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i       Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii      The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi     The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii    The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Global High Income Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed-income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner, Ryan Brist and Andres Sanchez Balcazar are the co-leaders of the portfolio management team of this Fund. They are responsible for the day-to-day strategic oversight of the Fund’s investments and/or supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market staged an impressive rally, and corporate bonds recovered from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were already in the midst of what was to be a historical rally in the high-yield bond market. Conditions in the credit markets continued to improve throughout the majority of the fiscal year given signs that the economy was emerging from its prolonged recession and corporate earnings were generally better than expected. Also supporting the corporate bond market was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexii (the “Index”) returned 28.79% for the twelve months ended May 31, 2010. Over that time, investor risk appetite was generally robust, especially for riskier high-yield securities. As measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities over the fiscal year, returning 43.18% and 23.34%, respectively. Investment grade corporate bonds also posted solid results, with the Barclays Capital U.S. Credit Indexiii returning 15.20% for the period.

Somewhat overshadowing the rally in the corporate bond market during the fiscal year was its poor performance in May 2010. May’s decline was triggered by concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. In addition, there were fears of over-reaching new financial regulations out of Washington and questions regarding the implications of the devastating oil spill in the Gulf. Against this backdrop, investors flocked to the relative safety of U.S. Treasury securities, driving their yields lower and prices higher in May. In contrast, high-yield bond and investment grade corporate bond spreads widened during the month.

While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the gains in the U.S. high-yield market. Over the twelve months ended May 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 17.10%. The EMBI Global generated positive returns during each of the first eleven months of the period. Supporting the asset class over that time were the strengthening global economy, improving domestic spending, rising commodity prices and solid demand. As was the case with the high-yield market, the emerging market debt market experienced a setback in May given the situation in Greece. In addition, commodity prices, such as oil, declined over concerns regarding the sustainability of the global economic recovery and

2	Western Asset Global High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

China’s attempts to moderate its growth in order to keep inflation under control.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. Over the course of the fiscal year, we eliminated our exposure to agency mortgage-backed securities (“MBS”) and increased our exposure to high-yield, investment grade and emerging market credits. We felt agency MBS had become less attractive given the sector’s significant spread narrowing, which was driven by the government’s direct purchase of agency securities. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to take advantage of this opportunity.

As a hedge against our lower-quality bias in the portfolio and given the uncertain economic environment, we maintained our exposure to certain defensive industries, including Utilities and Health Care, which generally hold up relatively well during economic declines. When the sharp rally continued into the fourth quarter of 2009 and the first quarter of 2010 and valuations improved dramatically, we sought to reduce the level of risk in the portfolio and increase the overall quality of the Fund by reducing exposure to CCC and below-rated securities. We felt this adjustment was warranted given the fragile state of the economic recovery, less compelling valuations in the credit markets, and external factors that could impact the financial markets.

During the reporting period, the Fund employed U.S. Treasury futures, which were used to help manage durationv. High-yield index credit default swaps were utilized to manage the portfolio’s exposure to the high-yield corporate bond market. In addition, the Fund used Brazil local interest rate swaps to gain additional exposure to the Brazilian local markets. Foreign currency contracts were used to hedge our local currency bond exposure. Overall, the use of these derivative instruments contributed positively to performance during the reporting period.

Performance review

For the twelve months ended May 31, 2010, Western Asset Global High Income Fund Inc. returned 28.83% based on its net asset value (“NAV”)vi and 33.89% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Indexvii, the Barclays Capital U.S. High Yield – 2% Issuer Cap Index and the EMBI Global returned 8.42%, 28.79% and 17.10% respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 21.59% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this twelve-month period, the Fund made distributions to shareholders totaling $1.04 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2010

Price Per Share	12-Month Total Return*
$12.08 (NAV)	28.83%
$10.73 (Market Price)	33.89%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The portfolio’s exposure to the high-yield bond market was the largest contributor to the Fund’s absolute performance during the reporting period. The high-yield bond market produced very strong results during the twelve months ended May 31, 2010. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of

Western Asset Global High Income Fund Inc. 2010 Annual Report	3

the credit markets, improving economic data and generally strong investor demand. Specific holdings that benefited the Fund’s performance during the reporting period were DAE Aviation Holdings Inc. and GMAC.

DAE Aviation Holdings Inc. is an aircraft maintenance, repair and overhaul company. Demand for its products and services increased as global economic conditions improved and airlines have looked to maintain their existing fleets rather than purchase new airplanes. This helped the company to maintain strong credit metrics throughout the fiscal year. GMAC is the largest auto lending company in the U.S. In December 2008, the Fed allowed GMAC to become a bank holding company. In doing so, GMAC was able to access lending from the Troubled Asset Relief Program (“TARP”) to stave off potential bankruptcy. Since that time, GMAC has strengthened its balance sheet and has benefited from improving economic conditions and rising automobile sales.

The Fund’s emerging market debt exposure also contributed positively to performance. Spreads in this asset class narrowed during much of the fiscal year, driven by overall strong demand, solid domestic spending and generally rising commodity prices. The Fund’s holding of True Move Co., Ltd., a communication conglomerate in Thailand, was its largest contributor to performance during the period. The company benefited from rising demand for its wireless telecommunication products. Within the emerging markets, the Fund’s exposure to Argentina’s sovereign debt was also beneficial. The country announced details on a debt swap to settle claims associated with its 2001 default, causing Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets.

The Fund’s exposure to investment grade corporate bonds also enhanced results. The sector’s spreads narrowed during the period from their 2008 credit crisis levels. In terms of individual holdings, investment grade senior unsecured bonds of both American International Group Inc. (“AIG”) and Citigroup Inc. contributed to performance. In both cases, the federal government’s assistance programs and improving fundamental performance helped these bonds to rally during the reporting period. The Fund’s AIG securities also rallied in anticipation of the company selling certain of its assets.

Q. What were the leading detractors from performance?

A. A number of individual holdings negatively impacted the Fund’s results during the reporting period. Individual issuers that detracted from performance included our exposure to high-yield issuers Station Casinos Inc., Blockbuster Inc. and Wind Acquisition Holdings Finance SpA.

The gaming market suffered deep declines due to the severe economic recession. In addition to this, home prices in Las Vegas fell substantially since their peak in May 2006, contributing to the pullback in economic activity. Collectively, this took its toll on the local population of Las Vegas, a market of focus for Station Casinos Inc. Given deteriorating revenues, the firm announced an exchange offer to bondholders in December 2008. However, the offer was rejected and negotiations between the parties have been difficult. Unable to reach agreement on a restructuring plan with its various debt holders, Station Casinos Inc. filed for bankruptcy protection in July 2009, and it continues to negotiate with lenders and creditors. Poor fundamental results and secular concerns over Blockbuster Inc.’s in-store rental model pressured its first lien-secured bonds during the period. As a result, our holdings detracted from performance as their prices declined in a rising market. The company is currently in restructuring negotiations with certain of its bondholders as liquidity remains challenged. Wind Acquisition Holdings Finance SpA is an Italian telecommunication operator that offers integrated wireless, fixed line and Internet services. Despite consistent strong fundamental performance from this relatively defensive business, investors sought to reduce exposure to European corporate issues at the end of the period, which negatively impacted our holdings in Wind Acquisition Holdings Finance SpA.

4	Western Asset Global High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Although the Fund’s emerging market exposure contributed positively to results, performance during the reporting period was marginally restrained due to a lack of exposure to the Ukraine and Ecuador which performed well as valuations rebounded during the period from distressed levels.

Also modestly detracting from performance was the Fund’s exposure to high-quality U.S. government securities, including traditional Treasuries and U.S. Treasury Inflation-Protected Securities (“TIPS”)ix. While these holdings generated positive absolute returns during the reporting period, they lagged the investment grade and high-yield bond sectors.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 15, 2010

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii                  The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii               The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iv                The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii          Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

ix                 U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Global High Income Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and May 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 82.9%
Consumer Discretionary — 16.0%
Auto Components — 0.4%
Allison Transmission Inc., Senior Notes	11.250%	11/1/15	390,200		$ 411,661	(a)(b)
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	570,000		564,300	(a)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	720,000	EUR	831,990	(a)
Total Auto Components					1,807,951
Automobiles — 1.1%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	1,300,000		1,312,214
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	115,000		119,958
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		1,964,767
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	300,000		95,250	(c)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	3,500,000		1,155,000	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	570,000		179,550	(c)
Total Automobiles					4,826,739
Diversified Consumer Services — 0.3%
Realogy Corp., Senior Notes	10.500%	4/15/14	1,250,000		1,068,750
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		184,538
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000		193,725
Total Diversified Consumer Services					1,447,013
Hotels, Restaurants & Leisure — 3.8%
CCM Merger Inc., Notes	8.000%	8/1/13	550,000		511,500	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	521,000		359,490	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,435,000		1,112,125
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	180,000		182,700
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,340,000		1,068,650
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,410,000		2,536,525
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	2,275,000		2,286,375
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,130,000		548,050	(c)(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	455,000		476,613	(a)
MGM MIRAGE Inc., Notes	6.750%	9/1/12	1,295,000		1,201,112
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	475,000		507,063	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	1,135,000		1,234,312	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,450,000		1,497,125	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		502,875
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		457,813
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	700,000		752,500	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	220,000		224,400	(a)
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		177,650
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		130,200	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	770,000		596,750
Seneca Gaming Corp., Senior Notes	7.250%	5/1/12	1,150,000		1,135,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	150,000		120,750	(a)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	110,000		7,425	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	760,000		53,200	(c)(d)
Total Hotels, Restaurants & Leisure					17,680,828

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	7

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 0.2%
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	484,000	EUR	$ 577,132
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	202,000		185,082
Total Household Durables					762,214
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		809,250
QVC Inc., Senior Secured Notes	7.375%	10/15/20	330,000		321,750	(a)
Total Internet & Catalog Retail					1,131,000
Leisure Equipment & Products — 0.5%
Cirsa Capital Luxembourg, Senior Notes	7.875%	7/15/12	2,000,000	EUR	2,452,454	(a)
Media — 7.8%
Allbritton Communications Co., Senior Notes	8.000%	5/15/18	420,000		399,000	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		698,162	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,820,000		2,781,225	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,180,000		2,169,100	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,570,000		1,432,625	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital	8.000%	4/30/12	250,000		262,188	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	1,150,000		1,262,125	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	200,000		193,500
CMP Susquehanna Corp.	3.531%	5/15/14	46,000		13,800	(a)(d)(e)(f)
Comcast Corp.	5.700%	5/15/18	1,120,000		1,213,008
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,537,500
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	575,000		598,000
DISH DBS Corp., Senior Notes	7.750%	5/31/15	3,060,000		3,090,600
DISH DBS Corp., Senior Notes	7.875%	9/1/19	4,000,000		4,060,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,740,494
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,810,000		1,871,024
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	2,778,218
Live Nation Entertainment Inc., Senior Notes	8.125%	5/15/18	230,000		228,850	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	900,000		909,000	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	661,000	EUR	771,939	(a)
Sun Media Corp., Senior Notes	7.625%	2/15/13	315,000		313,819
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	200,000		249,494
Time Warner Inc.	6.500%	11/15/36	160,000		166,259
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,810,000		1,954,800	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		334,950	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	955,000		983,650
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	2,030,000		2,062,987
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	1,733,467	(a)
Total Media					35,809,784
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	121,662		119,381	(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,490,000		2,216,100
Total Multiline Retail					2,335,481

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	6/1/16	250,000		$ 253,750
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	286,000		170,170	(a)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	860,000		886,875
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,270,000		2,020,300
Total Specialty Retail					3,331,095
Textiles, Apparel & Luxury Goods — 0.4%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,220,925
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	470,000		474,700
Total Textiles, Apparel & Luxury Goods					1,695,625
Total Consumer Discretionary					73,280,184
Consumer Staples — 1.0%
Beverages — 0.4%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		820,325
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	340,000		398,007
PepsiCo Inc., Senior Notes	7.900%	11/1/18	390,000		500,392
Total Beverages					1,718,724
Food & Staples Retailing — 0.2%
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	158,185		152,023	(a)(f)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	98,018		99,760
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	605,170		614,129
Total Food & Staples Retailing					865,912
Food Products — 0.2%
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	750,000	EUR	886,389	(a)
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	640,000		636,800	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	710,000		727,750	(a)
Total Consumer Staples					4,835,575
Energy — 15.0%
Energy Equipment & Services — 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	210,000		254,282
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		554,400
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	655,000		612,425	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	750,000		750,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		687,600	(a)
Pride International Inc., Senior Notes	7.375%	7/15/14	270,000		276,750
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		398,907
Total Energy Equipment & Services					3,534,364
Oil, Gas & Consumable Fuels — 14.3%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	800,000		759,736
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		302,518
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,405,000		1,313,675
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000		716,900

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	9

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	1,350,000		$1,353,375
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	270,000		272,025
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,535,000		2,573,025
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		182,129
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	245,000		238,875
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	155,000		148,025
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	880,000		903,100	(a)
Corral Petroleum Holdings AB, Senior Bonds	5.251%	9/18/11	353,472		318,125	(a)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		293,688
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	821,700		839,594	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,123,250
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	2,050,000		2,157,330
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,190,069
El Paso Corp., Notes	7.875%	6/15/12	125,000		131,626
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		82,327
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	480,000		514,710
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000		966,441
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000		602,209
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	3,000,000		2,756,427
Infinis PLC, Senior Notes	9.125%	12/15/14	655,000	GBP	965,824	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	1,160,000		1,165,800
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	2,990,000		3,184,350	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		338,809
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	690,000		686,550	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,680,000		2,666,600	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		879,780	(a)
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	330,000		383,603
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	550,000		470,250
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	445,000		382,700
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	860,000		853,550
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000		837,250	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	390,000		406,575
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	800,000		836,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	4,237,000		4,173,432
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	550,000		541,750
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000		1,633,848
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	510,000		525,300
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	2,210,000		1,221,025
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000		2,488,625
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		957,000	(a)
Petronas Capital Ltd.	5.250%	8/12/19	5,560,000		5,680,330	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		715,102	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000		346,450	(a)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000		$609,862
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		507,275
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,335,000		1,461,825
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000		1,095,752	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,150,000		1,234,588	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	675,000		668,250	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	1,000,000		935,000	(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,280,000		1,299,200
TNK-BP Finance SA	6.625%	3/20/17	550,000		529,375	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,390,000		1,432,075	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000		1,512,350	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	60,000		60,675
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		937,560
XTO Energy Inc., Senior Notes	5.500%	6/15/18	250,000		275,815
Total Oil, Gas & Consumable Fuels					65,639,284
Total Energy					69,173,648
Financials — 12.4%
Capital Markets — 1.7%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	820,000		936,191
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		337,632
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,581,337
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,347,650
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		402,306
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		483,368
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,520,000		1,514,459
Total Capital Markets					7,602,943
Commercial Banks — 1.8%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	1,050,000		1,033,273	(a)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000		1,187,500	(a)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,294,000		2,090,926	(a)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,530,000		1,439,839	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	164,000	GBP	242,420	(a)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	910,000		903,096
Wachovia Corp., Senior Notes	5.750%	2/1/18	1,350,000		1,445,822
Total Commercial Banks					8,342,876
Consumer Finance — 2.5%
American Express Co., Notes	7.000%	3/19/18	260,000		296,430
GMAC Inc., Senior Notes	6.875%	8/28/12	978,000		970,665
GMAC Inc., Senior Notes	7.500%	12/31/13	30,000		29,550
GMAC Inc., Senior Notes	8.000%	3/15/20	2,095,000		2,037,387	(a)
GMAC Inc., Senior Notes	8.000%	11/1/31	1,957,000		1,790,655
GMAC Inc., Subordinated Notes	8.000%	12/31/18	36,000		34,200
GMAC LLC, Senior Bonds	0.000%	12/1/12	1,330,000		1,097,160

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	11

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — continued
SLM Corp., Senior Notes	8.000%	3/25/20	6,000,000		$5,345,640
Total Consumer Finance					11,601,687
Diversified Financial Services — 4.9%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		493,599
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,683,188
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	4,980,000		4,544,250
Citigroup Inc., Senior Notes	6.125%	11/21/17	490,000		500,489
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,347,170
Citigroup Inc., Senior Notes	6.875%	3/5/38	290,000		294,661
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		675,866
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	2,090,000		2,147,983
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	5,000,000		4,587,500	(a)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,575,384	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	986,000	EUR	1,209,060	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	830,000		846,600	(a)
Leucadia National Corp., Senior Notes	7.750%	8/15/13	340,000		351,475
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	190,000		187,625	(a)
Total Diversified Financial Services					22,444,850
Insurance — 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		3,920,000
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,506,952	(a)
Real Estate Management & Development — 0.3%
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	530,000	GBP	785,356	(a)
Kaisa Group Holdings Ltd., Senior Notes	13.500%	4/28/15	790,000		694,213	(a)
Total Real Estate Management & Development					1,479,569
Total Financials					56,898,877
Health Care — 4.3%
Health Care Providers & Services — 4.2%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		654,925	(a)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		636,275
HCA Inc., Notes	6.375%	1/15/15	1,360,000		1,254,600
HCA Inc., Senior Notes	6.300%	10/1/12	2,635,000		2,602,062
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,221,768
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	2,158,000		2,168,790
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	490,000		493,675
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	1,030,000		1,035,150
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	215,000		236,769	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,968,000		2,073,780	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	720,000		601,200	(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000		130,275	(b)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	3,618,000		3,337,605	(b)(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	820,000		783,100

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	175,000	$175,214
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	690,000	692,603
WellPoint Inc., Notes	5.875%	6/15/17	240,000	261,954
Total Health Care Providers & Services				19,359,745
Pharmaceuticals — 0.1%
Wyeth, Notes	5.950%	4/1/37	260,000	281,087
Total Health Care				19,640,832
Industrials — 7.0%
Aerospace & Defense — 0.7%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	955,000	988,425	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	600,000	597,000	(a)
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	325,000	326,625
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,220,000	1,201,700	(a)
Total Aerospace & Defense				3,113,750
Airlines — 1.4%
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	275,530	275,530
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	805,416	740,983
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	372,645	360,534
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,290,000	2,307,175	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	620,000	613,800
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	848,941	802,249
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	320,000	329,600	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,180,000	1,212,450	(a)
Total Airlines				6,642,321
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	92,105	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	836,000	867,350	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000	352,800	(a)
Total Building Products				1,312,255
Commercial Services & Supplies — 1.0%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	350,000	345,625	(a)
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	890,000	967,875
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	2,510,000	2,397,050	(a)(d)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	735,000	794,719	(a)
Total Commercial Services & Supplies				4,505,269
Construction & Engineering — 1.6%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	6,577,000	6,757,867	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000	594,000	(a)
Total Construction & Engineering				7,351,867
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000	554,850

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	13

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 0.1%
John Deere Capital Corp., Senior Notes	4.900%	9/9/13	220,000		$239,776
Marine — 0.3%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	1,540,000		1,443,750	(a)
Road & Rail — 1.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	248,000		254,200
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	2,080,000		2,069,600
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	615,000		713,400
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	390,000		391,463	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,017,000		1,062,765
Total Road & Rail					4,491,428
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000		595,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,020,000		990,675
Total Trading Companies & Distributors					1,585,675
Transportation — 0.2%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	970,000		936,050	(a)
Total Industrials					32,176,991
Information Technology — 1.9%
Electronic Equipment, Instruments & Components — 0.2%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	970,000		920,288	(a)
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800		531,648	(b)
First Data Corp., Senior Notes	9.875%	9/24/15	1,240,000		1,016,800
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	4,860,000		4,580,550	(a)
Total IT Services					6,128,998
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	70,000		63,525
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,140,000		1,137,150	(a)
Total Semiconductors & Semiconductor Equipment					1,200,675
Software — 0.1%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	605,000		602,731	(a)
Total Information Technology					8,852,692
Materials — 9.4%
Chemicals — 0.7%
CF Industries Inc., Senior Notes	7.125%	5/1/20	610,000		616,862
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	710,000	EUR	890,259	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		670,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	792,000	EUR	969,955	(a)
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	220,000		211,200
Total Chemicals					3,358,276
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	874,032

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 1.2%
Ardagh Glass Finance PLC, Senior Secured Notes	9.250%	7/1/16	650,000	EUR	$850,983	(a)
Ball Corp., Senior Notes	6.625%	3/15/18	180,000		176,400
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	1,020,000		918,000	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	575,000		0	(c)(d)(f)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,397,135	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,080,000		1,096,200	(a)
Total Containers & Packaging					5,438,718
Metals & Mining — 5.1%
Codelco Inc., Notes	5.500%	10/15/13	1,050,000		1,137,599	(a)
Evraz Group SA, Notes	8.875%	4/24/13	1,610,000		1,613,675	(a)
FMG Finance Pty Ltd., Senior Secured Bonds	9.750%	9/1/13	2,000,000	EUR	2,532,358	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,950,000		2,123,402
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	440,000		447,700	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	2,000,000		2,045,000
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	456,000	EUR	529,730	(a)
Novelis Inc., Senior Notes	7.250%	2/15/15	160,000		150,768
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	713,000		729,043
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		359,112
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	250,000		256,875
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	490,000		576,484
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	410,000		482,300
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	810,000		977,521
Vale Overseas Ltd., Notes	8.250%	1/17/34	4,043,000		4,565,343
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,900,000		1,898,482
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,820,000		2,862,300	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		164,000	(a)
Total Metals & Mining					23,451,692
Paper & Forest Products — 2.2%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	778,454		803,443	(a)(c)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		747,195	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	967,000		1,068,815
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,130,000		2,002,200
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,698,314	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		296,136	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	1,370,000		1,459,050	(a)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	769,000	EUR	945,332	(a)
Total Paper & Forest Products					10,020,485
Total Materials					43,143,203
Telecommunication Services — 11.2%
Diversified Telecommunication Services — 6.9%
AT&T Inc., Global Notes	5.600%	5/15/18	630,000		687,831
AT&T Inc., Senior Notes	6.400%	5/15/38	720,000		762,116
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,490,000		3,790,040	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	94,000		80,370	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	15

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		$300,654
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	479,000		510,135	(a)
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,842,888
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	120,000		85,800
GCI Inc., Senior Notes	8.625%	11/15/19	1,900,000		1,852,500	(a)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	535,000		54	(c)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,000,000		1,002,500	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	900,000		918,000
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	210,000		217,350
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	3,505,000		3,715,300
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		1,920,000	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	350,000		442,146
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	1,105,000		1,011,075
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	380,000		391,400	(a)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	235,000		232,650
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	450,000		485,808
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		850,770	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,226,227	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,144,798	(a)
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	510,000		549,791
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	560,000		594,972
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		450,425	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,612,465	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,000,000	EUR	2,311,084	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,000,000		945,000	(a)(b)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,925,000		1,915,375
Total Diversified Telecommunication Services					31,849,524
Wireless Telecommunication Services — 4.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000		902,079
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	2,800,000		2,856,000
Rogers Cable Inc., Senior Secured Notes	7.875%	5/1/12	1,100,000		1,222,004
Sprint Capital Corp., Global Notes	6.900%	5/1/19	60,000		54,525
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	320,000		331,200
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,000,000		836,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,500,000		7,181,250
True Move Co., Ltd., Notes	10.750%	12/16/13	6,510,000		6,412,350	(a)
Total Wireless Telecommunication Services					19,795,658
Total Telecommunication Services					51,645,182
Utilities — 4.7%
Electric Utilities — 2.6%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	327,059		318,882
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,557,000		1,658,205	(a)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,050,000	$2,178,125	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000	279,707
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	290,000	303,204
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,040,000	1,088,100
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	9,000,000	6,075,000
Total Electric Utilities				11,901,223
Gas Utilities — 0.1%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	290,000	301,100	(a)
Independent Power Producers & Energy Traders — 1.9%
AES Corp., Senior Notes	7.750%	10/15/15	1,500,000	1,496,250
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	747,605	(a)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	480,000	349,200
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,890,000	1,379,700
Edison Mission Energy, Senior Notes	7.625%	5/15/27	365,000	231,775
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,980,000	1,801,800
NRG Energy Inc., Senior Notes	7.250%	2/1/14	2,195,000	2,173,050
NRG Energy Inc., Senior Notes	7.375%	2/1/16	605,000	586,850
Total Independent Power Producers & Energy Traders				8,766,230
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	453,050	(a)
Total Utilities				21,421,603
Total Corporate Bonds & Notes (Cost — $384,579,612)				381,068,787
Asset-Backed Securities — 0.0%
Financials — 0.0%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	53	(a)(c)(d)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	7	(a)(c)(d)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	20	(a)(c)(d)
Total Asset-Backed Securities (Cost — $166,869)				80
Collateralized Mortgage Obligation — 0.3%
Federal National Mortgage Association (FNMA) STRIPS, IO, 338 2 (Cost — $2,244,046)	5.500%	6/1/33	6,290,483	1,220,708	(d)
Collateralized Senior Loans — 0.9%
Consumer Discretionary — 0.4%
Media — 0.4%
Newsday LLC, Term Loan	10.500%	8/1/13	2,000,000	2,115,000	(h)
Financials — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,116,666	(h)
Total Collateralized Senior Loans (Cost — $4,067,500)				4,231,666
Convertible Bonds & Notes — 0.0%
Materials — 0.0%
Cemex SAB de CV, Subordinated Notes (Cost — $100,000)	4.875%	3/15/15	100,000	105,125	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	17

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 14.8%
Argentina — 0.5%
Republic of Argentina	9.000%	6/20/03	1,074,000	EUR	$518,205	(c)
Republic of Argentina	10.250%	1/26/07	1,100,000	EUR	561,176	(c)
Republic of Argentina	8.000%	2/26/08	1,729,117	EUR	850,241	(c)
Republic of Argentina	11.750%	11/13/26	1,550,000	DEM	367,769	(c)
Republic of Argentina, Medium-Term Notes	10.000%	2/22/07	522,000	EUR	261,491	(c)
Total Argentina					2,558,882
Brazil — 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	12,198,000	BRL	6,490,642
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,613,000	BRL	1,278,343
Federative Republic of Brazil	7.125%	1/20/37	2,760,500		3,188,378
Total Brazil					10,957,363
Colombia — 1.0%
Republic of Colombia	11.750%	2/25/20	544,000		795,600
Republic of Colombia	7.375%	9/18/37	2,852,000		3,165,720
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		576,435
Total Colombia					4,537,755
Hungary — 0.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	950,000		948,337
Indonesia — 1.6%
Republic of Indonesia	10.250%	7/15/22	15,399,000,000	IDR	1,812,735
Republic of Indonesia	11.000%	9/15/25	25,206,000,000	IDR	3,056,618
Republic of Indonesia, Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,225,675
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	970,000		1,088,825	(a)
Total Indonesia					7,183,853
Mexico — 0.3%
United Mexican States	11.375%	9/15/16	148,000		205,720
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,310
United Mexican States, Medium-Term Notes	6.750%	9/27/34	1,046,000		1,153,215
Total Mexico					1,363,245
Panama — 0.6%
Republic of Panama	7.250%	3/15/15	621,000		720,360
Republic of Panama	9.375%	4/1/29	1,275,000		1,772,250
Republic of Panama	6.700%	1/26/36	340,000		376,550
Total Panama					2,869,160
Peru — 0.7%
Republic of Peru	8.750%	11/21/33	1,944,583		2,581,433
Republic of Peru, Bonds	6.550%	3/14/37	703,000		761,349
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		58,750
Total Peru					3,401,532
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	470,000		484,100	(a)
Russia — 3.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	3,580,000		3,754,525	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		458,837	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Russia — continued
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,529,000	$1,498,420	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	2,230,000	2,475,300	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	5,684,220	6,366,326	(a)
Total Russia				14,553,408
Turkey — 1.6%
Republic of Turkey, Notes	6.750%	5/30/40	3,760,000	3,750,600
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,435,000
Total Turkey				7,185,600
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	750,000	800,385	(a)
Venezuela — 2.4%
Bolivarian Republic of Venezuela	8.500%	10/8/14	365,000	275,575
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,367,000	7,605,705	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	262,438
Bolivarian Republic of Venezuela, Collective Action Securities	1.307%	4/20/11	1,294,000	1,151,660	(a)(e)
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	1,608,000	980,880
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	759,062
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	158,400
Total Venezuela				11,193,720
Total Sovereign Bonds (Cost — $68,771,138)				68,037,340

			Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.2%
Media — 0.2%
Charter Communications Inc., Class A Shares			17,345	624,420	*
Dex One Corp.			2,411	49,377	*
SuperMedia Inc.			2,490	75,011	*
Total Consumer Discretionary				748,808
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,221	90,522	*(f)
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			4,011	184,995	*
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			39,529	687,805	*
Total Common Stocks (Cost — $5,509,291)				1,712,130
Convertible Preferred Stock — 0.3%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost — $890,000)	7.500%	12/15/12	8,900	1,064,796

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	19

Western Asset Global High Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.2%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%		30,500	$ 634,400
Corts-Ford Motor Co.	8.000%		1,900	44,099
Preferred Plus, Trust, Series FRD-1	7.400%		2,600	53,742
Saturns, Series F 2003-5	8.125%		9,700	225,040
Total Automobiles				957,281
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		10,727	1	*(a)(d)(e)(f)
Total Preferred Stocks (Cost — $742,951)				957,282

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	71,556	*
Buffets Restaurant Holdings		4/28/14	570	6	*(d)(f)
Charter Communications Inc.		11/30/14	752	3,760	*
CNB Capital Trust		3/23/19	12,259	12	*(a)(d)(f)
Nortek Inc.		12/7/14	1,302	3,255	*(f)
SemGroup Corp.		11/30/14	3,391	22,889	*(f)
Total Warrants (Cost — $101,364)				101,478
Total Investments before Short-Term Investment (Cost — $467,172,771)				458,499,392

		Maturity Date	Face Amount†
Short-Term Investment — 0.2%
Repurchase Agreement — 0.2%
Morgan Stanley tri-party repurchase agreement dated 5/28/10; Proceeds at maturity — $989,020; (Fully collateralized by U.S. government agency obligations, 2.620% due 1/21/14; Market Value — $1,022,373) (Cost — $989,000)	0.180%	6/1/10	989,000	989,000
Total Investments — 100.0% (Cost — $468,161,771#)				$459,488,392

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of May 31, 2010.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is $469,097,574.

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

May 31, 2010

Western Asset Global High Income Fund Inc.

Abbreviations used in this schedule:

BRL	— Brazilian Real
DEM	— German Mark
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
OJSC	— Open Joint Stock Company
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	21

Statement of assets and liabilities

May 31, 2010

Assets:
Investments, at value (Cost — $468,161,771)	$459,488,392
Foreign currency, at value (Cost — $878,495)	881,819
Cash	893
Dividends and interest receivable	10,237,057
Receivable for securities sold	2,639,266
Unrealized appreciation on forward currency contracts	1,659,856
Principal paydown receivable	3,341
Prepaid expenses	18,560
Total Assets	474,929,184

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for securities purchased	4,531,379
Investment management fee payable	324,750
Interest payable	55,628
Unrealized depreciation on swaps	26,424
Unrealized depreciation on forward currency contracts	24,390
Directors’ fees payable	5,853
Deferred foreign capital gains tax	3,829
Accrued expenses	205,816
Total Liabilities	105,178,069
Total Net Assets	$369,751,115

Net Assets:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$30,608
Paid-in capital in excess of par value	436,387,300
Undistributed net investment income	9,560,676
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(69,047,162)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(7,180,307)	[1]
Total Net Assets	$369,751,115

Shares Outstanding	30,608,381

Net Asset Value	$12.08

1     Net of deferred foreign capital gains tax of $3,829.

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended May 31, 2010

Investment Income:
Interest	$ 38,706,434
Dividends	177,928
Less: Foreign taxes withheld	(89,345)
Total Investment Income	38,795,017

Expenses:
Investment management fee (Note 2)	4,106,815
Interest expense (Note 5)	1,382,879
Commitment fee (Note 5)	291,355
Transfer agent fees	131,272
Legal fees	123,941
Directors’ fees	101,052
Audit and tax	59,300
Custody fees	56,082
Shareholder reports	45,815
Insurance	5,466
Stock exchange listing fees	1,911
Miscellaneous expenses	9,182
Total Expenses	6,315,070
Less: Fee waivers and/or expense reimbursements (Note 2)	(60,892)
Net Expenses	6,254,178
Net Investment Income	32,540,839

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,850,827)
Futures contracts	1,552,674
Swap contracts	(13,612,062)
Foreign currency transactions	4,565,989
Net Realized Loss	(15,344,226)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	51,032,483	[1]
Futures contracts	(277,556)
Swap contracts	19,079,181
Foreign currencies	1,190,948
Change in Net Unrealized Appreciation/Depreciation	71,025,056
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	55,680,830
Increase in Net Assets From Operations	$ 88,221,669

1   Net of $3,829 in deferred foreign capital gains tax.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended May 31,	2010	2009

Operations:
Net investment income	$ 32,540,839	$ 26,744,940
Net realized loss	(15,344,226)	(36,542,492)
Change in net unrealized appreciation/depreciation	71,025,056	(54,757,657)
Increase (Decrease) in Net Assets From Operations	88,221,669	(64,555,209)

Distributions to Shareholders From (Note 1):
Net investment income	(31,679,674)	(31,220,548)
Decrease in Net Assets From Distributions to Shareholders	(31,679,674)	(31,220,548)
Increase (Decrease) in Net Assets	56,541,995	(95,775,757)

Net Assets:
Beginning of year	313,209,120	408,984,877
End of year*	$369,751,115	$313,209,120
* Includes undistributed net investment income of:	$9,560,676	$1,315,097

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2010 Annual Report

Statement of cash flows

For the Year Ended May 31, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$34,823,835
Operating expenses paid	(4,698,501)
Interest paid	(1,382,251)
Net sales and maturities of short-term investments	22,602,253
Realized gain on futures contracts	1,552,674
Realized loss on swap contracts	(13,612,062)
Realized gain on foreign currency transactions	4,565,989
Net change in unrealized depreciation on futures contracts	(277,556)
Net change in unrealized appreciation on foreign currencies	1,190,948
Purchases of long-term investments	(916,729,856)
Proceeds from disposition of long-term investments	884,811,782
Change in premium for written swaps	1,177,312
Change in payable to broker — variation margin	(333,588)
Change in receivable/payable for open forward currency contracts	(1,352,958)
Cash deposits with brokers for swap contracts and futures contracts	19,811,848
Change in deferred foreign capital gains tax	3,829
Net Cash Provided By Operating Activities	32,153,698

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(31,679,674)
Net Cash Used By Financing Activities	(31,679,674)
Net Increase in Cash	474,024
Cash, beginning of year	408,688
Cash, end of year	$882,712

Reconciliation of Increase in Net Assets fom Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$88,221,669
Accretion of discount on investments	(3,454,074)
Amortization of premium on investments	941,655
Decrease in investments, at value	64,725,706
Decrease in unrealized depreciation of swaps	(19,079,181)
Decrease in payable for securities purchased	(117,932,691)
Increase in interest and dividends receivable	(1,458,763)
Increase in deferred foreign capital gains tax	3,829
Decrease in premium for written swaps	1,177,312
Decrease in receivable for securities sold	709,508
Decrease in payable for open forward currency contracts	(1,352,958)
Decrease in payable to broker — variation margin	(333,588)
Decrease in deposits with brokers for swap contracts and futures contracts	19,811,848
Decrease in prepaid expenses	216,253
Increase in interest payable	628
Decrease in accrued expenses	(43,455)
Total Adjustments	(56,067,971)
Net Cash Flows Provided by Operating Activities	$ 32,153,698

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2010 Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.23	$13.36	$14.67	$14.09	$14.76

Income (loss) from operations:
Net investment income	1.06	0.87	0.89	0.83	0.95
Net realized and unrealized gain (loss)	1.83	(2.98)	(1.18)	0.80	0.00 [1]
Total income (loss) from operations	2.89	(2.11)	(0.29)	1.63	0.95

Less distributions from:
Net investment income	(1.04)	(1.02)	(1.02)	(0.79)	(0.97)
Net realized gains	—	—	—	(0.26)	(0.65)
Total distributions	(1.04)	(1.02)	(1.02)	(1.05)	(1.62)

Increase in net asset value due to shares issued on reinvestment of distributions	—	—	—	0.00 [1]	—

Net asset value, end of year	$12.08	$10.23	$13.36	$14.67	$14.09

Market price, end of year	$10.73	$8.83	$12.12	$14.17	$12.42
Total return, based on NAV[2,3]	28.83%	(15.05)%	(1.84)%	11.96%[4]	6.57%
Total return, based on Market Price[3]	33.89%	(17.37)%	(6.91)%	23.25%	8.46%

Net assets, end of year (000s)	$369,751	$313,209	$408,985	$449,123	$430,325

Ratios to average net assets:
Gross expenses	1.74%	3.14%	2.80%	2.86%	2.63%
Gross expenses, excluding interest expense[7]	1.36	2.22	1.61	1.58	1.58
Net expenses	1.72 [5]	3.14	2.80 [5]	2.86 [5]	2.62 [5]
Net expenses, excluding interest expense[7]	1.34 [5]	2.22	1.61 [5]	1.58 [5]	1.58 [5]
Net investment income	8.96	8.56	6.50	5.77	6.43

Portfolio turnover rate[6]	85%	35%	63%	201%	111%

Supplemental data:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	469,751	$413,209	$508,985	$549,123	$530,325
Asset Coverage for Loan Outstanding	470%	413%	509%	549%	530%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.36%	2.85%	4.87%	5.67%	4.71%

1	Amount represents less than $0.01 per share.
2

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
4	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
5	Reflects fee waivers and/or expense reimbursements.
6

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172%, 341%, 483%, 533% and 527% for the years ended May 31, 2010, 2009, 2008, 2007 and 2006, respectively.

7	Ratio includes commitment fees incurred on the line of credit.

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Global High Income Fund Inc. 2010 Annual Report	27

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$ 73,266,384	$ 13,800	$ 73,280,184
Other corporate bonds & notes	—	307,788,603	—	307,788,603
Asset-backed securities	—	80	—	80
Collateralized mortgage obligation	—	1,220,708	—	1,220,708
Collateralized senior loans	—	4,231,666	—	4,231,666
Convertible bonds & notes	—	105,125	—	105,125
Sovereign bonds	—	68,037,340	—	68,037,340
Common stocks:
Energy	—	—	90,522	90,522
Other common stocks	$1,621,608	—	—	1,621,608
Convertible preferred stock	1,064,796	—	—	1,064,796
Preferred stocks:
Consumer discretionary	957,281	—	1	957,282
Warrants	—	75,316	26,162	101,478
Total long-term investments	$3,643,685	$454,725,222	$130,485	$458,499,392
Short-term investment†	—	989,000	—	989,000
Total investments	$3,643,685	$455,714,222	$130,485	$459,488,392
Other financial instruments:
Forward foreign currency contracts	—	$ 1,635,466	—	$ 1,635,466
Interest rate swaps‡	—	(26,424)	—	(26,424)
Total other financial instruments	—	$ 1,609,042	—	$ 1,609,042
Total	$3,643,685	$457,323,264	$130,485	$461,097,434

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes	Common Stocks		Preferred Stocks
Investments In Securities	Consumer Discretionary	Consumer Discretionary	Energy	Consumer Discretionary	Warrants	Total
Balance as of May 31, 2009	$ 1,206,667	—	—	$ 4,559	$ 337	$ 1,211,563
Accrued premiums/discounts	49,083	—	—	—	—	49,083
Realized gain/(loss)[1]	44	$(694,145)	—	0 *	—	(694,101)
Change in unrealized appreciation (depreciation)[2]	(12,290)	695,435	$ (9,097)	(4,558)	9,227	678,717
Net purchases (sales)	—	(1,290)	99,619	—	16,598	114,927
Net transfers in and/or out of Level 3	(1,229,704)	—	—	—	—	(1,229,704)
Balance as of May 31, 2010	$ 13,800	—	$90,522	$1	$26,162	$ 130,485
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2010[2]	$ (25,316)	—	$(9,097)	$(4,558)	$ 9,227	$ (29,744)

*	Value is less than $1.00.
1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

28	Western Asset Global High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

Western Asset Global High Income Fund Inc. 2010 Annual Report	29

securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

30	Western Asset Global High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a

Western Asset Global High Income Fund Inc. 2010 Annual Report	31

deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of

32	Western Asset Global High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions form such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2010, there were $3,829 of deferred capital gains tax liabilities accrued an unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$7,384,414	$(7,384,414)

(a)         Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Global High Income Fund Inc. 2010 Annual Report	33

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the year ended May 31, 2010, fees waived and/or expenses reimbursed amounted to $60,892.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
Purchases	$316,588,921		$482,208,244
Sales	211,711,361		672,794,381

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation				$19,015,043
Gross unrealized depreciation			(28,624,225)
Net unrealized depreciation				$(9,609,182)

At May 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	1,680,000	$ 2,441,094	8/17/2010	$(24,390)
Contracts to Sell:
British Pound	1,683,000	2,445,453	8/17/2010	91,670
British Pound	1,190,050	1,729,182	8/17/2010	53,383
Euro	929,986	1,144,239	8/17/2010	48,766
Euro	4,190,767	5,156,247	8/17/2010	210,030
Euro	11,734,324	14,437,709	8/17/2010	472,862
Euro	10,303,208	12,676,889	8/17/2010	770,704
Euro	381,453	469,333	8/17/2010	9,179
Euro	426,025	524,174	8/17/2010	3,262
				1,659,856
Net unrealized gain on open forward foreign currency contracts				$1,635,466

34	Western Asset Global High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At May 31, 2010, the Fund did not hold any TBA securities.

At May 31, 2010, the Fund held the following interest rate swap contracts:

Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund†	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Interest Rate Swaps:
Credit Suisse	$4,271,536	1/2/12	BRL-CDI	10.510%	—	$(17,525	)*
Credit Suisse	2,653,585	1/2/12	BRL-CDI	10.560	—	(8,899	)*
Total	$6,925,121				—	$(26,424)

†	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward foreign currency contracts	—	$1,659,856	$1,659,856

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap contracts[2]	$26,424	—	$26,424
Forward foreign currency contracts	—	$24,390	24,390
Total	$26,424	$24,390	$50,814

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation/(depreciation) and for liability derivatives is payables/net unrealized appreciation/(depreciation).

2	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts	$1,552,674	—	—	$1,552,674
Swap contracts	—	—	$(13,612,062)	(13,612,062)
Forward foreign currency contracts	—	$(7,007)	—	(7,007)
Total	$1,552,674	$(7,007)	$(13,612,062)	$(12,066,395)

Western Asset Global High Income Fund Inc. 2010 Annual Report	35

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts	$(277,556)	—	—	$(277,556)
Swap contracts	(26,424)	—	$19,105,605	19,079,181
Forward foreign currency contracts	—	$ 1,352,958	—	1,352,958
Total	$(303,980)	$1,352,958	$19,105,605	$20,154,583

During the year ended May 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)†	$10,692,788
Futures contracts (to sell)†	7,782,646
Forward foreign currency contracts (to buy)	5,466,048
Forward foreign currency contracts (to sell)	28,067,715

Average notional balance‡
Interest rate swap contracts	$6,392,419
Credit default swap contracts (to sell protection)†	25,426,923

†  At May 31, 2010, there were no open positions held in this derivative.

‡  Amounts are denominated in U.S. dollars, unless otherwise noted.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

At of May 31, 2010, the Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000.

Unless renewed, this agreement terminates on May 19, 2011. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended May 31, 2010 was $1,382,879. For the year ended May 31, 2010, the Fund incurred a commitment fee in the amount of $291,355. At May 31, 2010, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2010, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.36%.

6. Distributions subsequent to May 31, 2010

On May 17, 2010, the Board of Directors of the Fund (the “Board”) declared three dividends, each in the amount of $0.0875 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

36	Western Asset Global High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

7. Capital shares

On October 22, 2003, the Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$31,679,674	$31,220,548

As of May 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,618,794
Capital loss carryforward*	(66,982,871)
Other book/tax temporary differences(a)	(3,186,606)
Unrealized appreciation/(depreciation)(b)	(8,116,110)
Total accumulated earnings/(losses) — net	$(66,666,793)

*  As of May 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2015	$(2,706,694)
5/31/2016	(928,154)
5/31/2017	(2,785,848)
5/31/2018	(60,562,175)
$(66,982,871)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Global High Income Fund Inc. 2010 Annual Report	37

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 22, 2010

38	Western Asset Global High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

Western Asset Global High Income Fund Inc.	39

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	None

40	Western Asset Global High Income Fund Inc.

Additional information (cont’d) (unaudited)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	133
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Income Fund Inc.	41

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

42	Western Asset Global High Income Fund Inc.

Additional information (cont’d) (unaudited)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.
1

 The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	43

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

Western Asset Global High Income Fund Inc.	45

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

46	Western Asset Global High Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2010:

Distributions Paid:	06/01/09 - 12/31/09	01/01/2010 - 05/31/2010
Interest from Federal Obligations	1.75%	.39%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

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Western Asset

Global High Income Fund Inc.

Directors	Western Asset Global High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017-3909
Jeswald W. Salacuse	Western Asset Management Company Limited
	Wester Asset Management Company Pte. Ltd.	New York Stock Exchange Symbol
Officers		EHI
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
John Chiota	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, New York 10038

WASX010005 7/10 SR10-1135

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2009 and May 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,500 in 2009 and $62,700 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,200 in 2009 and $0 in 2010.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,550 in 2009 and $3,100 in 2010. These services consisted of (i)review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and

(iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Andres Sanchez Balcazar Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 2005; Fund manager at Merrill Lynch Investment Managers, London from 2000 to 2004.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	106 registered investment companies with $174.2	231 Other pooled investment vehicles	801 Other accounts with $182.6 on in total

	billion in total assets under management	with $105.5 billion in assets under management*	assets under management**

Stephen A. Walsh‡	106 registered investment companies with $174.2 billion in total assets under management	231 Other pooled investment vehicles with $105.5 billion in assets under management*	801 Other accounts with $182.6 billion in total assets under management**

Keith J. Gardner‡	44 registered investment companies with $26.9 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management	3 Other accounts with $0.4 billion in total assets under management

Michael C. Buchanan‡	52 registered investment Companies with $30.0 billion in total assets Under management	6 Other pooled investment vehicles with $3.0 billion in assets under management	11 Other accounts with $1.6 billion in total assets under management

Ryan K. Brist‡	5 registered investment Companies with $1.0 billion in total assets Under management	4 Other pooled investment vehicles with $3.7 billion in assets under management***	18 Other accounts with $4.4 billion in total assets under management****

Andres Sanchez Balcazar	6 registered investment companies with $1.2 billion in total assets under management	17 Other pooled investment vehicles with $1.0 billion in assets under management	15 Other accounts with $4.4 billion in total assets under management+

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 88 accounts managed, totaling $24.7 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
+	Includes 4 accounts managed, totaling $1.6 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	D
Ryan K. Brist	A
Andres Sanchez Balcazar	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	August 4, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	August 4, 2010